Exhibit 10.1.1

June 29, 2007

Steven Helmers, Esq.                                                        Mark English, Esq.
Black Hills Corporation                                                     Great Plains Energy Incorporated
625 Ninth Street                                                                 1201 Walnut
Rapid City, SD 57709                                                         Kansas City, MO 64106

Re:
Partnership Interests Purchase Agreement and Asset Purchase Agreement (collectively, the "Agreements") by and among Aquila, Inc. ("Aquila"), Black Hills Corporation ("Black Hills"), Great Plains Energy Incorporated ("Great Plains") and Gregory Acquisition Corp. ("Gregory")

Dear Steve and Mark:

Under the terms of the Agreements, Black Hills and Great Plains are to attach schedules setting forth Retained Agreements and Shared Agreements prior to July 1, 2007. We recognize that this deadline may be implausible and therefore propose extending the date set forth under section 2.2(1) and 8.5(d) of the Agreements to September 1, 2007. Of course we will work to assist you in the identification process.

If you are in agreement, please sign below on the attached signature page where indicated and return a copy of this letter to me by fax or e-mail.

Very truly yours,

AQUILA, INC.

By:  /s/ Christopher M. Reitz

Name:  Christopher M. Reitz
Title:                      General Counsel

Signature Page to June 26, 2007 Letter Agreement

ACKNOWLEDGED, CONSENTED TO, AND ACCEPTED BY:

BLACK HILLS CORPORATION

By:  /s/  Linden R. Evans

Name:    Linden R. Evans
Title:      Pres. and COO Retail

GREAT PLAINS ENERGY INCORPORATED

By:  /s/ Michael W. Cline

Name:   Michael W. Cline
Title:     Treasurer and Chief Risk Officer

GREGORY ACQUISITION CORP.

By:  /s/ Mark G. English

Name:   Mark G. English
Title:     Secretary and Treasurer